UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 1, 2026
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FRESH DEL MONTE PRODUCE INC.
(Exact Name of Registrant as Specified in Charter)
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Cayman Islands	333-07708	N/A
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

c/o H&C Corporate Services Limited
P.O. Box 1569, 6th Floor, Athena Tower, 71 Fort Street
George Town, Grand Cayman, KY1-1110
Cayman Islands
(Address of Registrant's Principal Executive Office)
(305) 520-8400
(Registrant’s telephone number including area code)
Please send copies of notices and communications from the Securities and Exchange Commission to:
c/o Del Monte Fresh Produce Company
241 Sevilla Avenue
Coral Gables, Florida  33134
(Address of Registrant's U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.01 Par Value Per Share	FDP	New York Stock Exchange

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fresh Del Monte Produce Inc. ("the Company") appointed Mohammed Abbas, 49, as the Company’s President and Chief Operating Officer effective January 1, 2026. Mr. Abbas has served as Executive Vice President and Chief Operating Officer since February 2022. Mr. Abbas previously served as the Company’s Senior Vice President, Asia Pacific and Middle East Region from October 2019 to February 2022. Prior to that time, Mr. Abbas served as the Company’s Vice President, Middle East and North Africa from January 2016 to November 2019.

In connection with his promotion to President and Chief Operating Officer, the Compensation Committee has agreed (i) to increase Mr. Abbas’ base salary from $850,000 to $1,000,000, (ii) to increase Mr. Abbas’ target opportunity under the Senior Executive Annual Incentive Plan from 60% of his base salary to 65% of his base salary and (iii) to increase Mr. Abbas’ cash target under the Long-Term Incentive Plan from 35% of his base salary to 50% of his base salary. Mr. Abbas’ target equity award opportunity remains at 100% of his base salary.

There are no other arrangements or understandings between Mr. Abbas and any other person pursuant to which Mr. Abbas was appointed as President and Chief Operating Officer of the Company. There are also no family relationships between Mr. Abbas and any director or executive officer of the Company, and Mr. Abbas has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fresh Del Monte Produce Inc.

Date:	January 7, 2026	/s/ Monica Vicente
Monica Vicente
Senior Vice President and Chief Financial Officer